SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

The date of this supplement is July 10, 2025.

For the MFS® Funds listed below:

MFS® GLOBAL OPPORTUNISTIC BOND FUND	MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MFS® GROWTH FUND

Effective immediately, the second paragraph in the sub-section entitled "Organization of the Fund" under the main heading entitled "MANAGEMENT OF THE FUND" is restated as follows:

MFS Growth Fund, an open-end investment company, is a series of MFS Series Trust II, a Massachusetts business trust organized in 1986. MFS Growth Fund is a non-diversified fund. At a special shareholder meeting held on July 10, 2025, shareholders of MFS Growth Fund approved a proposal to reclassify MFS Growth Fund from diversified to non-diversified.

MARCH-SAI-COMBINED-SUP-I-071025